                                                                               .
                                                                               .
                                                                               .
     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MARCH 28, 2005


RIG NAME           WD       DESIGN      LOCATION    STATUS*        OPERATOR
--------          -----  -------------  ---------  ----------  ----------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)

Ocean Quest       3,500' Victory Class     GOM     Contracted       Noble

Ocean Star        5,500' Victory Class     GOM     Contracted     Kerr-McGee

Ocean America     5,500' Ocean Odyssey     GOM     Contracted      Pioneer

Ocean Valiant     5,500' Ocean Odyssey     GOM     Contracted     Kerr-McGee

Ocean Victory     5,500' Victory Class     GOM     Contracted       Shell

Ocean Confidence  7,500' DP Aker H-        GOM     Contracted         BP
                         3.2 Modified

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(4)

Ocean Voyager     2,000' Victory Class     GOM     Contracted  Walter Oil & Gas

Ocean Concord     2,200' F&G SS-2000       GOM     Contracted        ENI

Ocean Lexington   2,200' F&G SS-2000       GOM     Contracted  Walter Oil & Gas

Ocean Saratoga    2,200' F&G SS-2000       GOM     Contracted        LLOG

                                                             EST.
                                      DAYRATE     START       END
RIG NAME            CURRENT TERM      (000S)      DATE       DATE                FUTURE CONTRACT AND OTHER INFORMATION
--------          -----------------  ---------  ---------  ---------             -------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)

Ocean Quest           one well       low 100's    early    late May   One well with Noble in high 110's beginning late May and
                                                Feb. 2005    2005     ending mid June; followed by 120 day term plus option with
                                                                      Noble in mid 120's beginning mid June and ending mid Oct.
                                                                      2005. Available; actively marketing.

Ocean Star        220 day extension  mid 70's     early    mid July   90 day term extension plus option with Kerr-McGee in low
                                                Dec. 2004    2005     140's beginning mid July 2005 and ending early Oct. 2005.
                                                                      Available; actively marketing.

Ocean America      one assignment    low 130's  late Mar.    late     First of two well extension with Mariner in mid 110's
                        well                      2005       April    beginning late April and ending late May; followed by second
                                                             2005     well with Mariner in low 130's beginning late May and ending early July; followed by three well extension with
                                                                      Mariner/Pioneer in low 150's beginning early July and ending early Oct. 2005. Available; actively marketing.

Ocean Valiant         one well       mid 80's   late Jan.  mid April  One well with Kerr-McGee in high 90's beginning mid April
                                                  2005       2005     and ending late June, followed by one well plus options with
                                                                      Kerr-McGee in low 130's beginning late June and ending late
                                                                      Aug. 2005; followed by 180 day term extension with
                                                                      Kerr-McGee in low 150's beginning late Aug. 2005 and ending mid Feb. 2006. Available; actively marketing.

Ocean Victory     100 day term plus  low 130's  mid Feb.   late May   Available; actively marketing.
                       option                     2005       2005

Ocean Confidence   five-year term    mid 170's    early      early    Available; actively marketing.
                                                Jan. 2001  Jan. 2006

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(4)

Ocean Voyager         one well       low 70's   mid Feb.     early    One well with Walter in mid 110's beginning early April and
                                                  2005       April    ending mid April; followed by one well with Walter in low
                                                             2005     80's beginning mid April 2005 and ending early May; followed by LOI for two wells in mid 90's beginning early May and
                                                                      ending late June; followed by LOI for one well in low 110's beginning mid Aug. and ending early Oct.; followed by LOI
                                                                      for one well in low 110's beginning early Oct. and ending
                                                                      late Nov.; followed by three wells plus option in mid 120's beginning late Nov. 2005 and ending early April 2006.
                                                                      Available; actively marketing.

Ocean Concord         one well       mid 50's     early      early    One well for Kerr-McGee in upper 50's beginning early April
                                                Feb. 2005    April    and ending early May 2005; followed by one well with
                                                             2005     Kerr-McGee in mid 70's beginning early May and ending early
                                                                      July 2005; followed by two well extension plus option with
                                                                      Kerr-McGee in mid 90's beginning early July and ending mid
                                                                      Sept. 2005. Available; actively marketing.

Ocean Lexington      three wells     low 50's   late Jan.    late     Rig will go in for approximately 90-day Survey and
                                                  2005       April    maintenance between second and third well, beginning late
                                                             2005     April and ending late July. Following survey, one additional well with Walter in low 60's beginning late July and ending mid Aug.; followed by one well plus option with Walter in
                                                                      low 80's beginning mid Sept. and ending late Oct. 2005.
                                                                      Available; actively marketing.

Ocean Saratoga       three wells     mid 60's   mid Dec.     early    Two wells plus option with LLOG in low 110's beginning early
                                                  2004     July 2005  July and ending early Dec.; followed by six month extension with LLOG in low 120's beginning early Dec. 2005 and ending early June 2006. Available; actively marketing.

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MARCH 28, 2005


RIG NAME           WD       DESIGN      LOCATION    STATUS*        OPERATOR
--------          -----  -------------  ---------  ----------  ----------------
DOMESTIC JACKUPS (12)

Ocean Crusader    200'   Mat               GOM     Contracted  Walter Oil & Gas
                         Cantilever

Ocean Drake       200'   Mat               GOM     Contracted  ADTI/Kerr-McGee
                         Cantilever

Ocean Champion    250'   Mat Slot          GOM     Contracted        Hunt

Ocean Columbia    250'   Independent       GOM     Contracted     Kerr-McGee
                         Leg
                         Cantilever

Ocean Spartan     300'   Independent       GOM     Contracted        LLOG
                         Leg
                         Cantilever

Ocean Spur        300'   Independent       GOM     Contracted     Spinnaker
                         Leg
                         Cantilever

Ocean King        300'   Independent       GOM     Contracted      El Paso
                         Leg
                         Cantilever

Ocean Nugget      300'   Independent       GOM     Contracted    ADTI/Mission
                         Leg
                         Cantilever

Ocean Summit      300'   Independent       GOM     Contracted        LLOG
                         Leg
                         Cantilever

Ocean Warwick     300'   Independent       GOM     Contracted      Newfield
                         Leg
                         Cantilever

Ocean Titan       350'   Independent       GOM     Contracted        BHP
                         Leg
                         Cantilever

Ocean Tower       350'   Independent       GOM     Contracted   Chevron/Texaco
                         Leg
                         Cantilever

                                                             EST.
                                      DAYRATE     START       END
RIG NAME            CURRENT TERM      (000S)      DATE       DATE                FUTURE CONTRACT AND OTHER INFORMATION
--------          -----------------  ---------  ---------  ---------             -------------------------------------
DOMESTIC JACKUPS (12)

Ocean Crusader        two well       mid 30's   late Jan.  early May  Available; actively marketing.
                      extension                   2005       2005

Ocean Drake           two wells      high 30's  late Jan.  mid April  One well extension with ADTI/Kerr-McGee in mid 40's
                                                  2005       2005     beginning mid April and ending late April; followed by two wells plus option with ADTI/CMI/Palace in low 40's beginning late April and ending early May 2005. Available; actively
                                                                      marketing.

Ocean Champion        two wells      low 40's   late Jan.  mid June   Available; actively marketing.
                                                  2005       2005

Ocean Columbia       Five wells      mid 40's     early    mid June   Available; actively marketing.
                                                Jan. 2005    2005

Ocean Spartan     three wells plus   high 40's  late Feb.  late June  Available; actively marketing.
                       option                     2005       2005

Ocean Spur            one well       mid 40's   mid Dec.     late     One well with Forest in mid 40's beginning late April and
                                                  2004       April    ending early June 2005. Maintenance/repairs early June
                                                             2005     through late July 2005. Available; actively marketing.

Ocean King          one well plus    mid 50's     early    mid April  Available; actively marketing.
                       option                   Mar. 2005    2005

Ocean Nugget          one well       high 40's  mid Feb.     early    One well with Mariner in low 50's beginning early April and
                                                  2005       April    ending late April; followed by two wells plus option with
                                                             2005     Houston Exploration in low 50's beginning late April and
                                                                      ending early Aug. 2005. Available; actively marketing.

Ocean Summit       two wells plus    mid 40's   late Feb.  late May   Available; actively marketing.
                       option                     2005       2005

Ocean Warwick         one well       low 50's   mid Mar.     late     90 day term with Chevron/Texaco in high 40's (adjustable
                                                  2005       April    rate) beginning late April and ending late July 2005.
                                                             2005     Available; actively marketing.

Ocean Titan         one well plus    mid 50's   late Jan.   mid May   Available; actively marketing.
                       option                     2005       2005

Ocean Tower         one well plus    mid 50's     early    mid June   One well extension plus option with Chevron/Texaco in high
                       option                   Jan. 2005    2005     60's beginning mid June and ending late Aug. 2005.
                                                                      Available; actively marketing.

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MARCH 28, 2005


RIG NAME           WD       DESIGN      LOCATION    STATUS*        OPERATOR
--------          -----  -------------  ---------  ----------  ----------------
INTERNATIONAL SEMISUBMERSIBLES (17)

MEXICO

Ocean Ambassador  1,100' Bethlehem SS-     GOM     Contracted       PEMEX
                         2000

Ocean             1,500' Aker H-3          GOM     Contracted       PEMEX
 Whittington

Ocean Worker      3,500' F&G 9500          GOM     Contracted       PEMEX
                         Enhanced
                         Pacesetter

Ocean Yorktown    2,850' F&G SS-2000       GOM     Contracted       PEMEX

NORTH SEA

Ocean Nomad       1,200' Aker H-3       North Sea  Contracted      Talisman

Ocean Guardian    1,500' Earl & Wright  North Sea  Contracted       Shell
                         Sedco 711
                         Series

Ocean Princess    1,500' Aker H-3       North Sea  Contracted      Talisman

Ocean Vanguard    1,500' Bingo 3000     North Sea   Shipyard         DODI

AUSTRALASIA

Ocean Bounty      1,500' Victory Class  Australia  Contracted    Hardman Res.

Ocean Patriot     1,500' Bingo 3000     Australia  Contracted      Woodside

Ocean Epoch       1,640' Korkut         Shipyard      DODI            --

Ocean General     1,640' Korkut         Viet Nam   Contracted        KNOC

Ocean Baroness    7,000' Victory Class  Indonesia  Contracted       Unocal

Ocean Rover       7,000' Victory Class  Malaysia   Contracted       Murphy

                                                             EST.
                                      DAYRATE     START       END
RIG NAME            CURRENT TERM      (000S)      DATE       DATE                FUTURE CONTRACT AND OTHER INFORMATION
--------          -----------------  ---------  ---------  ---------             -------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)

MEXICO

Ocean Ambassador   four year term    mid 50's   late July  mid Dec.   Available.
                        work                      2003       2007

Ocean              four year term    low 60's   late July    early    Available.
 Whittington            work                      2003     Oct. 2006

Ocean Worker       four year term    high 60's  mid Aug.   late July  Available.
                        work                      2003       2007

Ocean Yorktown     four year term    mid 40's   late Oct.  mid July   Available.
                        work                      2003       2007

NORTH SEA

Ocean Nomad           one year       low 80's     early      early    Available; actively marketing.
                                                Jan. 2005  Jan. 2006

Ocean Guardian        one year       high 40's  late Mar.  late Mar.  One year program with Shell in U.K. North Sea in low 80's
                                                  2004       2005     beginning late Mar. 2005 and ending late Mar. 2006.
                                                                      Available; actively marketing.

Ocean Princess        one year       low 80's     early    late Dec.  Available; actively marketing.
                      extension                 Jan. 2005    2005

Ocean Vanguard           --             --         --         --      In yard for additional storm damage repairs. Est. completion mid April 2005. One year plus option program in Norway with
                                                                      Statoil in low 140's beginning in mid April 2005 and ending in mid April 2006. Available; actively marketing.

AUSTRALASIA

Ocean Bounty        one well plus    low 80's   mid Mar.   mid April  LOI for one well plus option in mid 80's beginning mid April
                       option                     2005       2005     and ending late May; followed by one well plus option with
                                                                      ConocoPhillips in mid 80's beginning late May and ending mid
                                                                      July; followed by one well with Coogee Res. in mid 80's
                                                                      beginning mid July and ending mid Aug.; followed by two
                                                                      wells plus option in low 90's beginning mid Aug. and ending mid Oct.; followed by LOI for one well plus option in mid
                                                                      90's beginning mid Oct. and ending late Nov.; followed by
                                                                      LOI for four wells plus option in high 90's beginning late
                                                                      Nov. 2005 and ending late May 2006. Available; actively
                                                                      marketing.

Ocean Patriot         two wells      high 70's  mid Mar.     late     Two wells plus option with Santos in high 70's beginning
                                                  2005       April    late April and ending late June; followed by LOI for one
                                                             2005     well plus three options in high 70's beginning late June and ending mid Aug.; followed by one well with Santos in high
                                                                      70's beginning mid Aug. and ending early Sept. 2005.
                                                                      Available; actively marketing.

Ocean Epoch              --             --         --         --      Singapore shipyard preping for Murphy contract until early
                                                                      April. Four wells plus option with Murphy in low 70's in
                                                                      Malaysia beginning early April 2005 and ending late Dec.
                                                                      2005. Available; actively marketing.

Ocean General       one well plus    mid 50's   late Mar.  mid Aug.   LOI for two wells plus option in mid 70's in Malaysia
                       option                     2005       2005     beginning mid Aug. 2005 and ending early Mar. 2006; followed by LOI for two wells plus option in high 70's in Viet Nam
                                                                      beginning early Mar. 2006 and ending late May 2006.
                                                                      Available; actively marketing.

Ocean Baroness    180 day extension  mid 130's  late Dec.  early May  Lump sum mobe to GOM beginning early May and ending early
                                                  2004       2005     Oct., including prep; followed by LOI with Amerada Hess for one-year term plus mobe in low 200's in GOM beginning early
                                                                      Oct. 2005 and ending early Oct. 2006. Available; actively
                                                                      marketing.

Ocean Rover       six option wells   low 120's  late Jan.  mid July   LOI with Murphy for 950 day extension at average dayrate in
                                                  2005       2005     mid 170's beginning mid July 2005 and ending mid Feb. 2008.
                                                                      Available; actively marketing.

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MARCH 28, 2005


RIG NAME           WD       DESIGN      LOCATION    STATUS*        OPERATOR
--------          -----  -------------  ---------  ----------  ----------------
BRAZIL

Ocean Yatzy       3,300' DP DYVI Super   Brazil    Contracted     Petrobras
                         Yatzy

Ocean Winner      3,500' Aker H-3        Brazil    Contracted     Petrobras

Ocean Alliance    5,000' Alliance        Brazil    Contracted     Petrobras
                         Class

INTERNATIONAL DRILLSHIPS(1)

Ocean Clipper     7,500' DP              Brazil    Contracted     Petrobras
                         Fluor/Mitsubishi

INTERNATIONAL JACKUPS(2)

Ocean Sovereign   250'   Independent    Bangladesh Contracted    Cairn Energy
                         Leg
                         Cantilever

Ocean Heritage    300'   Independent      India    Contracted    Cairn Energy
                         Leg
                         Cantilever

UPGRADE(1)

Ocean Endeavor    2,000' Victory Class     GOM     Under tow         DODI

COLD STACKED(1)

Ocean New Era     1,500' Korkut            GOM        Cold           DODI
                                                    Stacked

ASSET HELD FOR SALE(1)

Ocean Liberator   600'   Aker H-3       S. Africa     Cold           DODI
                                                    Stacked

                                                             EST.
                                      DAYRATE     START       END
RIG NAME            CURRENT TERM      (000S)      DATE       DATE                FUTURE CONTRACT AND OTHER INFORMATION
--------          -----------------  ---------  ---------  ---------             -------------------------------------
BRAZIL

Ocean Yatzy       700 day extension  mid 70's     early    mid Oct.   Available.
                                                Nov. 2003    2005

Ocean Winner      700 day extension  mid 50's     early    mid Mar.   Available.
                                                  April      2006
                                                  2004

Ocean Alliance        one year       high 90's    early      early    Available.
                      extension                   Sept.      Sept.
                                                  2004       2005

INTERNATIONAL DRILLSHIPS(1)

Ocean Clipper     700 day extension  low 100's    early      early    Available; actively marketing.
                                                Jan. 2003  Mar. 2006

INTERNATIONAL JACKUPS(2)

Ocean Sovereign   three wells plus   low 60's   mid Nov.   mid April  Available; actively marketing.
                       option                     2004       2005

Ocean Heritage     six wells plus    low 60's     early    late Mar.  Lump sum demobe to Qatar late Mar. until mid April; followed
                       options                  Nov. 2004    2005     by LOI for two wells plus option in mid 70's beginning mid
                                                                      April 2005 and ending early Feb. 2006. Available; actively marketing.

UPGRADE(1)

Ocean Endeavor           --             --         --         --      Mobing to Singapore shipyard for upgrade to 10,000 ft.
                                                                      capable 5th Generation rig. Estimated completion early 2007.
                                                                      Available; actively marketing.

COLD STACKED(1)

Ocean New Era            --             --         --         --      Cold stacked Dec. '02.

ASSET HELD FOR SALE(1)

Ocean Liberator          --             --         --         --      Cold stacked Nov. '02.

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico